Exhibit 10.34

PLEDGE AMENDMENT

This Pledge Amendment, dated August 8, 2006 is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of July    , 2006, made by WENTWORTH ENERGY, INC. and WENTWORTH OIL & GAS, INC. in favor of CASTLERIGG MASTER INVESTMENTS LTD., as Collateral Agent for the Buyers, (the “Collateral Agent”) as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the shares or other equity interests listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Collateral referred to in such Pledge Agreement and shall secure all of the Obligations referred to in such Pledge Agreement.

Pledged Shares

Pledgor	Name of Issuer	Number of Shares or Other Equity Interests	Class	Certificate No(s)
Wentworth Energy, Inc.	Barnico Drilling Inc.	5,000 15,000	Class A Voting Class B Non-Voting	A3 B7

WENTWORTH ENERGY, INC

By:
Name:
Title: